UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 14, 2016
(Date of earliest event reported)

Texas Rare Earth Resources Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-53482 (Commission File Number)	87-0294969 (IRS Employer Identification No.)

539 El Paso Street Sierra Blanca, TX (Address of principal executive offices)	79851 (Zip Code)

Registrant’s telephone number, including area code:   (915) 369-2133

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 14, 2016, the Company filed a Certificate of Amendment with the Secretary of State of the State of Delaware to amend its Certificate of Incorporation to change the name of the Company from “Texas Rare Earth Resources Corp.” to “Texas Mineral Resources Corp.”.  The amendment shall be effective at 9:00 am EST on March 21, 2016. The Certificate of Amendment did not make any other amendments to the Company’s Certificate of Incorporation.

The trading symbol for the Company’s shares of common stock will change from “TRER” to “TMRC” at the opening of trading on March 21, 2016.

Under the Certificate of Amendment, Article I of the Company’s Certificate of Incorporation which previously read:

“I. The Name of corporation is Texas Rare Earth Resources Corp. (the ‘Corporation’)”

shall now read in its entirety:

“I. The Name of corporation is Texas Mineral Resources Corp. (the ‘Corporation’)”.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number          Description
3.1                                Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS RARE EARTH RESOURCES CORP.

DATE: March 18, 2016	By:	/s/ Wm. Chris Mathers
Wm. Chris Mathers Chief Financial Officer